Fund for Life
a variable annuity Contract issued by Separate Account B of Venerable Insurance and Annuity Company,

sponsored by
Venerable Insurance and Annuity Company

Prospectus Supplement Dated August 6, 2026

This supplement updates the most recent Prospectus for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus for future reference.
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Notice of important information about the Venerable Moderate Allocation Fund

Effective on or about July 1, 2026, Russell Investment Management, LLC, ceased serving as a discretionary subadviser to the Venerable Moderate Allocation Fund, the Fund available through your Contract. Additionally, effective on or about July 23, 2026, the net fees of the Venerable Moderate Allocation Fund changed.

Accordingly, the information about The Venerable Moderate Allocation Fund as found in Appendix A of your most recent Prospectus, as subsequently supplemented, is deleted and replaced with the following information:

INVESTMENT OBJECTIVE	Fund Name Investment Adviser/ Subadviser	CURRENT EXPENSES	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks moderate long term capital appreciation and as a secondary objective, current income.	Venerable Moderate Allocation Fund Investment Adviser: Venerable Investment Adviser, LLC A Fund of Funds.	0.50%[1]	-*	-*	-*
1  Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.
* The Fund is relatively new and performance information for the full period is unavailable.

More information about the Fund available through your Contract is in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://docs.venerable.com/#/landing.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

August 2026